                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

     FIRST AMENDMENT (the "Amendment"), dated as of October 26, 1992, among DR PEPPER COMPANY, a Delaware corportion ("Dr Pepper"), THE SEVEN-UP COMPANY, a Delaware corporation ("Seven-Up") (and their successor by merger, "Dr Pepper/Seven-Up Corporation"), DR PEPPER/SEVEN-UP COMPANIES, INC., a Delaware corporation (the "Guarantor"), the Banks party hereto, BANKERS TRUST COMPANY, NATIONSBANK OF NORTH CAROLINA, N.A. and THE CHASE MANHATTAN BANK, N.A., as Managing Agents, the Co-Agents, the Lead Managers and BANKERS TRUST COMPANY, as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, Dr Pepper, Seven-Up, the Guarantor and the Banks are parties to a Credit Agreement dated as of October 20, 1992 (the "Credit Agreement);

     WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

     1. On the Amendment Effective Date (as defined below), the Credit Agreement shall be amended by deleting each of Schedule VIII and XI thereto in its entirety and by inserting in lieu thereof a new Schedule VIII and XI in the form of Exhibits A and B hereto, respectively.

     2. On the Amendment Effective Date, Exhibit G to the Credit Agreement shall be amended by deleting each of Annex A, C, E, G and H thereto in its entirety and by inserting in lieu thereof a new Annex A, C, E, G and H in the form of Exhibits C, D, E, F and G hereto.

     3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

     5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     6. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Company, the Guarantor and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at its Notice Office.

     7. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                        DR PEPPER COMPANY


                                        By  /s/
                                          ----------------------------

                                        THE SEVEN-UP COMPANY


                                        By  /s/
                                          ----------------------------

                                        DR PEPPER/SEVEN-UP COMPANIES, INC.

                                        By  /s/
                                          ----------------------------

                                                       EXHIBIT B
                                                       ---------



                            SCHEDULE XI - LITIGATION

1. Sidney J. Steiner, the landlord under the Dr Pepper/Seven-Up Companies, Inc. (the "Company") former lease covering its former headquarters facilities in Dallas, Texas and Harbord Midtown, a Texas partnership, filed suit against the Company in the 95th Judicial District Court, Dallas County, Texas, on May 25, 1988 in connection with the Company's move of its corporate headquarters. Plaintiffs allege that the Company breached an oral agreement to lease space in a new office building the landlord planned to construct on such premises. Plaintiffs seek to recover $470,000 in architectural fees and other costs claimed to have been incurred as a result of such agreement and the landlord claims to have suffered $24 million in other damages as a result of the Company's alleged breach. Additionally, on October 12, 1989 Plaintiffs amended the complaint to include allegations that the Company fraudulently misrepresented the existence of asbestos in the Company's former headquarters facilities, which were purchased by the landlord and leased back to the Company in 1985. Plaintiffs claim damages of approximately $4 million related to these new allegations.

2. On February 26, 1992, The Seven-UP Company ("Seven-Up") filed a lawsuit in State District Court in Dallas County, Texas against The Coca-Cola Company ("Coke") alleging, among other things tortious interference with Seven-Up's existing contractual relationships with those licensed 7UP bottlers who also bottle products of Coke and unfair competition. Coke has answered Seven-Up's complaint, and has denied the allegations contained therein. This suit, which is presently in the preliminary stages of discovery, requests unspecified compensatory damages and punitive damages.

3. On October 21, 1991, the Company and Harold A Honickman ("Honickman," and together with the Company, the "Plaintiffs") filed suit in the United States District Court for the District of Columbia against the Federal Trade Commission ("FTC"). Honickman is the owner of Pepsi-Cola Bottling Company of New York, Inc. ("Pepsi-New York"), the licensed bottler of Pepsi products in the New York metropolitan area. The suit originally arose from the FTC's denial of Honickman's application to acquire the license to distribute 7UP products in the Brooklyn, New York licensed territory (the "Brooklyn Territory"). Seven-Up proposed to transfer the license to Pepsi-New York following the bankruptcy and subsequent cessation of business operations by the bottler that previously held the license to distribute 7UP products in the Brooklyn Territory. Honickman was required to submit the proposed acquisition of such license to the FTC for approval pursuant to the terms of a consent order (the "Consent Order") entered into between the FTC and Honickman in connection with the settlement of a prior dispute. The suit alleges, among other things, that the FTC's denial of Honickman's application to acquire the license to distribute 7UP products in the Brooklyn Territory was arbitrary and capricious under the Administrative Procedure Act. Although the

FTC denied Honickman's application to acquire the license for the Brooklyn Territory, the FTC granted Honickman's application to allow distribution of 7UP products in the Brooklyn Territory through Pepsi-New York on an interim basis pending the outcome of the suit. On July 21, 1992, the Court affirmed the FTC's motion for summary judgment and dismissed the suit. The plaintiffs have appealed the Court's ruling. The District Court has enjoined the FTC from terminating the distribution of 7UP products by Pepsi-New York in the Brooklyn Territory on a Temporary basis during the pendency of the appeal.

4. The licensed bottler of 7UP products in the New Rochelle, New York Licensed territory (the "New Rochelle Territory and together with the Brooklyn
Territory, the "Territories") ceased operations on October 18, 1991 and filed for voluntary bankruptcy on June 5, 1992. On October 24, 1992, Honickman applied to the FTC for, among other things, (i) a declaration that the Consent Order does not require prior approval of Pepsi-New York's acquisition of the license to distribute 7UP products in the New Rochelle Territory and
(ii) authorization to distribute 7UP products in the New Rochelle Territory trough Pepsi-New York on a temporary basis pending the decision as to the applicability of the Consent Order to this proposed license transfer. To date, the FTC has not formally acted on that declaration request. In December 1991, after amending the Brooklyn complaint, Plaintiffs requested relief from the District Court by allowing New York Pepsi's interim distribution of 7UP Products in the New Rochelle Territory on a temporary basis. The Court denied the Plaintiff's request and, as a result, no authorized distribution of 7UP products currently exists in that portion of the New Rochelle Territory lying in the state of New York.

5. An individual holder ("Holder") of the Company's warrants has alleged that the Company, through its representatives, has made certain misrepresentations about the warrants, and has stated that he intends to file a class action suit. In addition to the misrepresentations describe above, the allegations in this potential lawsuit, would, according to the Holder, include a claim that a "Triggering Event" occurred under the Warrant Agreement, dated October 1, 1988,between the Company and The First National Bank of Boston, thus entitling warrantholders to exchange their warrants for shares of the Company's common stock. The Company believes that these allegations, and any class action suit that may arise therefrom, are meritless.

                                                            EXHIBIT D
                                                            ---------

                  ANNEX C -- INVENTORY AND EQUIPMENT LOCATIONS

Dr Pepper/Seven-Up Headquarters
8144 Walnut Hill Lane
Dallas, TX 75231
County:  Dallas

Dr Pepper/Seven-Up
Product & Technical Center
8900 Page Avenue
St. Louis, MO 63114
County:  St. Louis

Grader Street Warehouse
11095 Grader Street
Dallas, TX 75238
County:  Dallas

Dr Pepper Eastern Region Office
5955 T.G. Lee Boulevard
Suit 435
Orlando, Fl 32822
County: Orange

Seven-Up Eastern Region Office
8850 Stanford Boulevard
Suite 2500
Columbia, MD 21045
County:  Howard

Seven-Up Central Office
10985 Cody
Suite 115
Overland Park, KS 66210
County:  Johnson

Dr Pepper Northern Region Office
901 Warrenville Road
Lisle, IL 60532-1359
County:  DuPage

Dr Pepper Western Region Office
16955 Via Del Campo
Suite 210
San Diego, CA 92127
County:  San Diego

Canada Dry Bottling Co.
2411 High Point Road
Greensboro, NC 27403
County:  Guilford

GTS
4749 Bennett Drive
Suite B
Livermore, CA 94550
County:  Alameda

Rolling Mills, Inc.
3000 Shelby St.
Building 6
Indianapolis, IN 46227
County:  Marion

La Grou Distribution
3514 South Kostner Avenue
Chicago, IL 60632-3818
County:  Cook

J. Dall Thomas & Co., Inc.
1235 Sams Avenue
Harahan, LA 70121
Parish:  Jefferson

Shasta Beverages, Inc.
301 South 29th Street
Phoenix, AZ 85034
County:  Maricopa

Shasta Beverages, Inc.
14405 E. Artesia
La Mirada, CA 90638
County:  Los Angeles

Texas Beverage Packers, Inc.
4238 Director Drive
San Antonio, TX 78219
County:  Bexar

Shasta Beverages Inc.
6750 Moravia Park Drive
Baltimore, MD 21237
County:  Baltimore City

Shasta Beverages Inc.
1165 Palmour Drive
Gainesville, GA 30501
County:  Hall

Green Bay Seven-Up Bottling
920 Packerland Drive
Green Bay, WI 54303
County:  Brown

Shasta Beverages Inc.
4685 Groveport Road
Columbus, OH 43207
County:  Franklin

Shasta Beverages, Inc.
9901 Widmer Road
Lenexa, KS 66215
County:  Johnson

Pepsi-Cola Bottling Co.
2505 N.W. Pacific
Portland, OR 97232
County:  Multnomah

Columbia Beverage Co.
4301 N. Broadway
Denver, CO 80216
County:  Denver

Shasta Beverages, Inc.
2221 Hwy. 44W
Eustis, FL 32726
County:  Lake

Capital Beverage Packers
2670 Land Avenue
Sacramento, CA 95851
County:  Sacramento

Temple Bottling Co.
3414 Center Street
Temple, TX 76501
County:  Bell

Seven-Up Bottling Company
555 McDonnell Blvd.
Hazelwood, MO 63042
County:  St. Louis

Crystal Soda Water Company
425 Franklin Avenue
Scranton, PA 18503
County:  Lackawanna

Kelley-Clarke, Aikane Div.
2688 Waiwai Loop
Honolulu, HI 96819
County:  Honolulu

Detroit Warehouse Company
12885 Eaton Avenue
Detroit, MI 45227
County:  Wayne

A&M Warehouse
7015 S. 234th Street
Kent, WA 98032
County:  King

Certified Warehouse & Transfer Company
430 N. Neil Armstrong Road
Salt Lake City, UT 84153
County:  Salt Lake

Murphy Warehouse Company
701 24th Avenue S.E.
Minneapolis, MN 55414
County:  Hennepin

Suhr Transport
#1 Huffman Court
Great Falls, MT 59404
County:  Cascade

Rolling Mills, Inc.
P.O. Box 1826
Indianapolis, IN 46206
County:  Marion

Rudis Wilhelm Warehouse Co.
12100 South East Jennifer Street
Warehouse #6
Clackamas, OR 97015
(Warehouse)

P.O. Box 22226
Milwaukie, OR 97222
(Office)
County:  Clackamas

Graham Distribution Center
8970 Deerfield Drive
Olive Branch, MS 38654
County:  DeSoto

Diamond Traffic Warehouse
7670 Canton Center Dr.
Baltimore, MD 21224
County:  Baltimore City

                                                                  EXHIBIT E
                                                                  ---------

                                  ANNEX E
                            DOMESTIC TRADEMARKS

REGISTRATIONS
- -------------

                                                                                     SIGNIFICANT
MARKS                           REG. NO.     CLASS     RENEWAL        STATUS            MARKS
- -----                           --------     -----     -------        ------            -----

BIG TOP                        1,191,310     32        03/02/2002     Registered
                                                                      03/02/1982

BOOMER                           763,206     32        01/14/2004     Renewed
                                                                      01/14/1994

BOTTLE DESIGN                  1,006,745     32        03/11/1995     Registered
                                                                      03/11/1975

CENTURY II                     1,446,886     42        07/07/2007     Registered
                                                                      07/07/1987

CLOCK DIAL                     1,227,490     16        02/15/2003     Registered
& Design                                                              02/15/1983

CLOCK DIAL                       418,485     32        08/24/2006     Renewed
(original #1)                                                         08/24/1986

DIMENSION III                  1,614,389     42        09/26/2000     Registered
                                                                      09/18/1990

DOC                              732,784     32        06/12/2002     Renewed
                                                                      06/12/1982

DOCTOR                         1,181,420     32        12/08/2001     Registered
                                                                      12/08/1981

DR                             1,181,419     32        12/08/2001     Registered
                                                                      12/08/1981

DR PEPPER                         50,668     32        08/29/2006     Renewed
(stylized)                                                            08/29/1986

DR PEPPER                        561,181     32        07/08/1992     Renewed        YES
(print)                                                               07/08/1972

DR PEPPER                        312,774     32        05/08/1994     Renewed
(on tile)                                                             05/08/1974

DR PEPPER                        675,747     32        03/17/1999     Renewed
(bottle design)                                                       03/17/1979


                                                                                     SIGNIFICANT
MARKS                           REG. NO.     CLASS     RENEWAL        STATUS            MARKS
- -----                           --------     -----     -------        ------            -----

DR PEPPER                      1,214,258     32        10/26/2002     Registered
(bottle design)                                                       10/26/1982

DR PEPPER                      1,257,777     32        11/15/2003     Registered
(red oval)                                                            11/15/1983

DR PEPPER                      1,406,982     30        08/26/2005     Registered
(Bubble gum)                                                          08/26/1986

DR PEPPER                      1,577,882     25        01/16/2000     Registered
(clothing)                                                            01/16/1990

DR PEPPER                      1,595,462     24        05/08/2000     Registered
(towels)                                                              05/08/1990

DR PEPPER                        422,552     32        07/30/2006     Renewed
GOOD FOR LIFE                                                         07/30/1986

DR PEPPER                      1,084,999     32        02/07/1998     Registered
LIGHT                                                                 02/07/1978

DR PEPPER                      1,034,030     32        02/17/1996     Registered
The most original                                                     02/17/1976
soft drink ever

HUSTLE                         1,022,199     32        10/07/1995     Registered
                                                                      10/07/1975

I.B.C.                         0,392,962     32        01/20/2002     Renewed        YES
                                                                      1/20/1982
I.B.C                          1,065,917     32        05/17/1997     Registered
                                                                      05/17/1977

I'M A PEPPER                   1,242,922     25        06/21/2003     Registered
(clothing)                                                            06/21/1983

IT'S AS EASY                   1,082,833     32        01/17/1998     Registered
AS I.B.C.                                                             01/17/1978

IT'S AS SIMPLE                 1,085,540     32        02/14/1998     Registered
AS I.B.C.                                                             02/14/1978

PEPPER                           810,205     32        06/21/2005     Renewed
                                                                      06/21/1985

PEPPER-UP                        956,577     32        04/03/1993     Registered
AT 10, 2 & 4                                                          04/03/1973



MARKS                           REG. NO.     CLASS     RENEWAL        STATUS            MARKS
- -----                           --------     -----     -------        ------            -----


SALUTE                           721,090     32        01/19/2002     Renewed
                                                                      01/19/1982

SOCCER PEPPER                  1,105,310     41        10/31/1998     Registered
                                                                      10/31/1978



STILL THE                      1,070,729     32        08/02/1997     Registered
BEST                                                                  08/02/1977

10, 2 & 4                        685,236     32        07/17/1999     Renewed
encircled                                                             07/17/1970
for carton

WACO                             720,071     32        01/25/2002     Renewed
                                                                      01/26/1982

BEAT                           1,173,533     32        10/13/2001     Registered
                                                                      19/13/1981

CHEER UP                         617,562     32        12/13/1995     Renewed
                                                                      12/13/1975

CHEER UP                         340,923     32        11/24/1996     Renewed
                                                                      11/24/1976

CHEER UP                         151,791     30        02/14/2002     Renewed
(stylized)                                                            02/14/1982

CHERRY 7UP                     1,676,044     32        02/18/2002     Registered     YES
                                                                      02/19/1992

CHERRY UP                      1,676,950     32        02/25/2002     Registered
                                                                      02/25/1992

COUNTRY DRY                      199,045     32        06/02/2005     Renewed
                                                                      06/02/1985

DIET 7UP                       1,170,483     32        09/22/2001     Registered      YES
                                                                      09/22/1981

DIXI and Design                1,049,793     32        10/05/1996     Registered
                                                                      10/05/1976

DIXI COLA                        950,438     32        01/09/1993     Registered
and Design                                                            01/09/1973

DOUBLE SEVEN                     363,988     32        11/17/1999     Renewed
                                                                      01/17/1979

                                                                  3

                                                                                     SIGNIFICANT
MARKS                           REG. NO.     CLASS     RENEWAL        STATUS            MARKS
- -----                           --------     -----     -------        ------            -----


FEELS SO GOOD                  1,423,167     32        12/30/2006     Registered
COMING DOWN!                                                          12/30/1986


FRESH UP WITH                    822,451     32        01/17/2007     Renewed
7UP                                                                   01/17/1987

FRESH UP WITH                    632,795     32        08/14/1996     Renewed
7UP & DESIGN                                                          08/14/1976

HISPANIC HERITAGE              74/307215     35        Pending        App. Filed
AWARDS (design)                                                       08/24/1992

HISPANIC HERITAGE              74/284865     35        Pending        App. Filed
AWARDS (words)*                                                       08/24/1992

HOWDY                            136,021     32        10/26/2000     Renewed
                                                                      10/26/1980

HOWDY                            807,320     32        04/19/2005     Renewed
                                                                      04/19/1986

JUICEUP                        1,409,753     32        09/16/2006     Registered
                                                                      09/16/1986

LIKE                             769,645     32        05/12/2004     Renewed
                                                                      05/12/1984

LIKE                             805,659     32        03/15/2006     Renewed
                                                                      03/15/1986

MARBERT                        1,390,180     32        04/15/2006     Renewed
                                                                      04/15/1986

NOTHING DOES                     677,395     32        04/21/1999     Renewed
IT LIKE                                                               04/21/1979
SEVEN-UP!

ROWDY                          1,490,426     32        05/31/2008     Registered
                                                                      05/31/1988

7UP LOGO                       1,168,622     32        09/08/2001     Registered
(1980) &                                                              09/08/1981
LABEL DESIGN

7UP LOGO                       1,558,341     32        09/26/2009     Registered     YES
                                                                      09/26/1989

7UP & DESIGN                     331,345     32        01/07/1995     Renewed
                                                                      01/07/1976


MARKS                           REG. NO.     CLASS     RENEWAL        STATUS            MARKS
- -----                           --------     -----     -------        ------            -----


7UP                             801 ,421     32        01/04/2005     Renewed
                                                                      01/04/1986

7-UP                           1,576,040     32        02/18/2002     Registered     YES
                                                                      02/18/1992

7UP & DESIGN                     595,639     32        09/21/1994     Registered
                                                                      09/21/1974

7UP (stylized)                 74/285170     21        Pending        App. Filed
                                                                      06/12/1992

SEVEN                          1,144,446     32        12/23/2000     Registered
                                                                      12/23/1980

SEVEN-UP                         816,189     32        10/14/2006     Renewed        YES
                                                                      10/14/1986

SEVEN-UP                         754,309     30        08/06/2003     Renewed
                                                                      08/06/1983

SEVEN-UP                         252,350     32        02/05/2009     Renewed
                                                                      02/05/1989

SPOT                           1,594,973     9,25,28   05/08/2000     Registered
                                                                      05/08/1990

SUNBRELA                       1,172,518     32        10/06/2001     Registered
                                                                      10/06/1981

THE 7UP LEADER                   778,531     38        10/13/2004     Renewed
                                                                      10/13/1984

THE UNCOLA                     1,001,831     32        01/14/1995     Registered
                                                                      01/14/1975

*THE UNCOLA                    74/285171     21        Pending        App. Filed
                                                                      06/12/1992

TWILIGHT                       1,171,531     32        09/29/2001     Registered
                                                                      09/29/1981

UNCOLA                         1,002,985     30        01/28/1995     Registered
                                                                      01/28/1975

UNCOLA                         1,201,356     32        07/13/2002     Registered
                                                                      07/13/1982


                                                                                     SIGNIFICANT
MARKS                           REG. NO.     CLASS     RENEWAL        STATUS            MARKS
- -----                           --------     -----     -------        ------            -----


YOU LIKE IT.                     624,588     32        04/03/1996     Renewed
IT LIKES YOU.                                                         04/13/1976


*HISPANIC HERITAGE AWARDS (words) - Received Office Action 09/23/92. Examining attorney refuses registration because "the proposed mark merely described the services...mark is merely descriptive under the Trademark Act...thus, the proposed mark....merely describes a characteristic or feature of its services, namely conducting and sponsoring awards programs to recognize the achievement of persons of Spanish or Latin American heritage.

*THE UNCOLA (stylized) - Received Office Action 09/25/92. Examining attorney refused application because (a) identification of goods is unacceptable (e.g., "glasses") which may be amended to "drinking glasses"; (b) method of use clause should be amended to "mark is applied to the goods"; and (c) prior registrations of Nos. 1,001,831, 1,002,985 and 1,201,356 should be claimed. An answer to office answer will be filed to correct these deficiencies.

                                                            EXHIBIT F
                                                            ---------

                                                                         ANNEX G

PATENTS

                                                                 REGISTRATION
PATENT NO.                    DESCRIPTION OF ITEM                    DATE
- ----------                    -------------------                ------------

  292,519                     Vending machine or                 10/27/87
                              similar article

  280,773                     Ornamental design for              09/24/85
                              bottle carrier

  318,071                     vending machine or                 07/09/91
                              similar article

  318,072                     vending machine or                 07/09/91
                              similar article

  101,352                     vending machine or                 09/28/87
                              similar article

4,342,399                     composite bottle                   08/03/82

4,356,681                     Method and Apparatus for           11/02/82
                              Heating containers Having
                              a Product Liquid Therein

                                                                  EXHIBIT

                                                                 ANNEX H

                                   COPYRIGHTS

                                                                 REG                 EXP.
TITLE                                        REGISTRATION NO.    DATE                DATE

ANTHROPOLOGY                                 PA 432 142          10/23/89            10/12/2017
BACHELOR                                     SR  82-701          05/08/87            05/08/2015
BAD CASE                                     SR  85-655          10/01/87            10/01/2015
BASEBALL                                     PA 523-973          01/27/92            01/27/2020
BE A PEPPER                                  EU 847-992          12/05/77            12/05/2014
BE A PEPPER                                  SR  54-311          07/18/84            07/18/2009
BE A PEPPER BOATS REVIEW                     PA  66-454          04/15/80            04/15/2008
BE A PEPPER BOATS REVIEW 2                   PA  66-455          04/15/80            04/15/2008
BE A PEPPER EATING REVIEW                    PA  66-456          04/15/80            04/15/2008
BE A PEPPER ENGAGED COUPLE                   PA   5-191          03/30/78            03/30/2006
BE A PEPPER FOUNTAIN                         PA   5-190          03/30/78            03/30/2006
BE A PEPPER LITTLE LEAGUER                   PA   5-198          03/30/78            03/30/2006
BE A PEPPER - PABLO CRUISE                   SR  54-311          07/18/84            07/18/2012
BE A PEPPER PIED PIPER                       PA   5-195          03/30/78            03/30/2006
 - CROSS COUNTRY
BE A PEPPER PIED PIPER                       PA   5-194          03/30/78            03/30/2006
 - MAIN STREET
BE A PEPPER PEPPERETTES                      PA 152-306          02/10/82            02/10/2010
BE A PEPPER REVOLVING ROOM                   PA 152-307          02/10/82            02/10/2010
BE A PEPPER SOCCER                           PA   5-192          03/30/78            03/30/2006
BE A PEPPER SUPER STARS                      PA   5-193          03/30/78            03/30/2006
BE A PEPPER TRAINS REVIEW                    PA  66-453          04/15/80            04/15/2008
BE A PEPPER WHEELS REVIEW                    PA  66-457          04/15/80            04/15/2008
BE A PEPPER WHISTLING                        PA 115-121          08/21/84            08/21/2012
BE A PEPPER II GUS                           PA  50-946          12/11/78            12/11/2006
BE A PEPPER II ROOKIE                        PA  50-947          12/11/78            12/11/2006
BE A PEPPER II SPARKLES                      PA  50-945          12/11/78            12/11/2005
BE A PEPPER '81                              PA 115-120          08/21/81            08/21/2009
BE A PEPPER '81 WHISTLING                    PA 115-122          08/21/81            08/21/2009
BE A PEPPER '82 SCOTT BAIO                   PA 152-309          12/07/81            12/07/2009
BE A PEPPER '82 RAY BOLGER                   PA 152-312          12/07/81            12/07/2009
BELLRINGER                                   PA 290-896          05/22/84            05/22/2012
BILLIARDS                                    PA 523-968          01/27/92            01/27/2020
BROTHERS                                     PA 432-141          10/23/89            10/23/2018
BULL MOOSE                                   PA 433-845          10/23/89            10/23/2018
CASE OF THE DR PEPPER                         A 343-819          02/06/72            02/06/2009
 BOTTLING COMPANY OF DENVER
CASE OF DR PEPPER                             A 343-819          02/05/72            02/06/2009
 BOTTLING COMPANY OF LITTLE ROCK
CASE OF DR PEPPER BOTTLING COMPANY            A 343-820          02/07/72            02/07/2009
 OF BALTIMORE
CASE OF RKO BOTTLERS OF                       A 343-817          02/06/72            02/06/2009
 MEMPHIS, INC.
CASE: SOCCER PEPPER YOUTH SOCCER              A 859-369          01/15/77            01/15/2014
 COMPETITION


                                                                 REG                 EXP.
TITLE                                        REGISTRATION NO.    DATE                DATE

CHARGE!  GET GOIN' AGAIN!                    EP 237-521          09/25/67          09/26/2004
CHELLIST                                     PA 338-320          09/18/87            09/18/2015
CHEMISTRY                                    PA 361-579          03/03/88            03/03/2016
CHERUB'S KISS                                VA  86-671          08/31/81            08/31/2009
CHINA SHOP                                   PA 553-927          02/03/92            02/03/2020
COLAPOLIS                                    PA 317-038          11/24/86            11/24/2014
COLA WARS                                    PA 317-037          11/24/86            11/24/2014
COMMUTER                                     PA 553-020          01/27/92            01/27/2020
COMPUTER                                     PA 345-468          09/18/87            09/18/2015
COOKIN WITH DR PEPPER                         A 800-346          10/22/65            10/22/2002
COUNTRY DUET                                 SR  82-333          07/07/86            07/07/2014
CORPORATE EXECUTIVE                          PA 330-092          06/10/87            06/10/2015
COWBOY                                       PA 523-969          01/27/92            01/27/2020
DAMSEL                                       SR  82-049          06/08/87            06/08/2015
DAMSEL IN DISTRESS                           PA 329-287          06/10/87            06/10/2015
DATING                                       PA 523-966          01/27/92            01/27/2020
DEEP SEA/UNDERWATER                          PA 553-928          02/03/92            02/03/2020
DETECTIVE                                    PA 280-898          05/22/84            05/22/2012
DIGNITARIES                                  PA 290-900          05/22/84            05/22/2012
DOCTOR DOCTOR                                SR  89-516          05/08/88            05/08/2016
DOCTOR'S ORDERS                              SR 101-474          03/04/88            03/04/2016
DINER                                        PA 361-580          03/08/88            03/08/2016
DR PEPPER DOLLAR MAN                         TX 910-209          05/24/82            05/24/2010
DR PEPPER LITTLE MAN                          R 559-532          2/4/46;2/4/74;      02/04/2011
DROIDS                                       PA 317-039          11/24/86            11/24/2014
FASHION                                      PA 523-971          01/27/92            01/27/2020
GENIE                                        PA 285-169          03/10/86            03/10/2014
GLOSSARY OF SOFT DRINK                       TX1840-356          12/31/85            12/31/2013
  INDUSTRY TERMS
GODDESS AND GUYS                             PA 433-844          10/23/89            10/23/2017
GODDESS AND GUYS WITH TAG                    PA 432-144          10/23/89            10/23/2017
GODDESS IN GEAR                              PA 433-842          10/23/89            10/23/2017
GODDESS IN GYM                               PA 433-848          10/23/89            10/23/2017
GODZILLA                                     PA 285-167          03/10/86            03/10/2014
GODZILLA TOO                                 PA 317-041          11/24/86            11/24/2014
GOOD LOVIN'                                  SR  84-386          10/01/87            10/01/2015
GOODBYE SUBURBIA                             PA 319-667          11/24/86            11/24/2014
ICE COLD                                     SR  83-330          07/07/87            07/07/2015
INTERSECTION                                 PA 553-925          02/03/92            02/03/2020
JUNGLEMAN                                    PA 290-897          05/22/84            05/22/2012
JUST WHAT THE DR ORDERED                     SR  82-934          07/09/87            07/09/2015
LAST MEAL                                    PA 290-895          05/22/84            05/22/2012
LIFE'S A BEACH                               PA 319-665          11/24/86            11/24/2014
LIKE NOTHIN' ELSE                            PA 523-970          01/27/92            01/27/2020
LITTLE RED                                   PA 285-170          03/10/86            03/10/2014
LIVING IN THE PASSIN' LANE                   SR  82-818          07/06/87            07/06/2015
LUCCI, SUSAN                                 PA 361-585          03/03/88            03/03/2016
LUCCI, SUSAN                                 SR  90-237          03/07/88            03/07/2016
MARIE                                        PA 290-899          05/22/84            05/22/2012


                                                                                     REG.                EXP.
TITLE                                                            REGISTRATION NO.    DATE                DATE

MOVIE                                                            PA 553-926          02/03/92            02/03/2020
NAUGHTON, DAVID                                                  PA 361-578          03/03/88            03/03/2016
NEATER HALF LITERS                                               VA 108-324          04/05/80            04/05/2008
NEWS AND VIEWS                                                    R 548-035          1/15/46;01/15/73    01/15/2010
OUT OF THE ORDINARY                                              TX 161-125          04/16/84            04/16/2012
PARTNERS IN PROFIT                                                A 199-492          10/04/70            10/04/2007
PERKY                                                             R 559-531          2/4/46;02/04/74     02/04/2011
PHONE BOOTH                                                      PA 115-124          08/21/81            08/21/2009
PHONE CALL                                                       PA 523-972          01/27/92            01/27/2020
POOL                                                             PA 523-957          01/27/92            01/27/2020
QUEEN OF HEARTS                                                  PA 285-166          03/10/86            03/10/2014
QUENCH THAT THIRST                                               PA 285-172          03/10/86            03/10/2014
ROMANTIC                                                         PA 433-846          10/23/89            10/23/2017
SAMURAI                                                          PA 285-168          03/10/86            03/10/2014
SAY GOODBYE SUBURBIA                                             PA 319-667          11/24/88            11/24/2016
SEANCE                                                           PA 290-901          05/22/84            05/22/2012
SECOND COMING                                                    PA 523-974          01/27/92            01/27/2020
SEMI-CONFIRMED BACHELOR                                          PA 330-094          06/10/87            06/10/2015
SHERIFF                                                          PA 361-575          03/03/88            03/03/2016
SHE'S A TEASE                                                    PA 319-666          11/24/86            11/24/2014
SILVER DOLLAR MAN                                                 R 664-110          8/31/49;6/6/77    06/06/2014
SINGER                                                           SR  83-884          06/12/87            06/12/2015
SLIM SINGLE SINGER                                               PA 329-288          06/11/87            06/11/2015
SOCCER PEPPER YOUTH SOCCER                                        A 859-369          04/14/77            04/14/2014
  COMPETITION
SPACE COWBOY                                                     PA 317-040          11/24/86            11/24/2014
SPACE COWBOY                                                     PA 285-171          03/10/86            03/10/2014
STAIRCASE                                                        PA 553-929          02/03/92            02/03/2020
STARGAZERS                                                       PA 317-042          11/24/86            11/24/2014
STEPS                                                            PA 115-123          08/21/81            08/21/2009
STRONG SILENT TYPE                                               PA 329-286          06/29/87            06/29/2015
SUGAR FREE DR PEPPER,                                            PA  66-458          04/15/80            04/15/2008
 IT TASTES FATTENING BUT IT'S NOT
- -SHOPPING REVIEW
SUGAR FREE DR PEPPER,                                            PA 152-308          02/10/82            02/10/2010
 IT TASTES FATTENING, BUT IT'S NOT-
BLACKOUT AFTER TASTE
SUGAR FREE DR PEPPER, IT TASTES                                  PA   8-178          06/16/78            06/16/2006
 FATTENING, BUT IT'S NOT - CARNIVAL
SUGAR FREE DR PEPPER,                                            PA  50-948          12/11/78            12/11/2006
 IT TASTES FATTENING  BUT IT'S NOT - EXERCISE
SUGAR FREE DR PEPPER,                                            PA 152-310          12/07/81            12/07/2009
 IT TASTES FATTENING, BUT IT'S NOT - HORSE
SUGAR FREE DR PEPPER,                                            PA 115-119          08/21/81            06/21/2009
 IT TASTES FATTENING, BUT IT'S NOT - KANSAS
SUGAR FREE DR PEPPER,                                            PA 152-311          12/07/81            12/07/2009
 IT TASTES FATTENING, BUT IT'S NOT - SUNBATHING
SUGAR FREE DR PEPPER,                                            PA   8-177          06/16/78            06/16/2006
  IT TASTES FATTENING, BUT IT'S NOT - SWEET STREET



                                                                                     REG.                EXP.
TITLE                                                            REGISTRATION NO.    DATE                DATE

SURFER                                                           SR  81-811          06/11/87            06/11/2015
TRIM FIT FILLY                                                   PA 329-289          06/10/87            06/10/2015
TWIST A PEPPER                                                   PA 433-843          10/23/89            10/23/2017
TWIST-A-PEPPER II                                                SR 108-150          11/06/89            11/06/2017
USED CAR                                                         PA 433-847          10/23/89            10/23/2017
WHO                                                              PA 432-143          10/23/89            10/23/2017
WORLD HAS A BACKWARDS                                            PA 329-256          06/29/87            06/29/2015
 MENTALITY
WORLD HAS A MONOTONOUS                                           PA 333-308          07/01/87            07/01/2015
 MENTALITY
WORLD HAS A RAINY DAY                                            PA 333-309          07/01/87            07/01/2015
 MENTALITY
WORLD HAS A TWO-DIMENSIONAL                                      PA 333-310          07/01/87            07/01/2015
 MENTALITY
3D                                                               PA 421-177          07/24/89            07/24/2017
7-UP BREAK I                                                     PA 331-622          07/13/87            07/13/2015
7-UP BREAK I/PLAY                                                PA 331-591          07/13/87            07/13/2015
 ALL DAY PROMO
7-UP BREAK II                                                    PA 336-306          07/16/87            07/16/2015
A HOTDOG AND THE UNCOLA                                          KK 208-230          06/30/68            06/30/2005
ADDITION                                                         PA 523-085          01/27/92            01/27/2020
AIDA IS NO LADY, IT'S YOUR                                       KK 205-920          03/01/68            03/01/2005
  KEY TO SELLING FACE TO FACE
AN OUTSIDE CHANCE TO BEAT                                        KK 187-712          05/01/65            05/01/2002
  COMPETITION
ANSWER THE CALL OF THE WET                                       KK 203-877          11/29/67            11/29/2004
  AND WILD KING-SIZE SEVEN-UP
ALL PACKAGE AVAILABILITY                                         KK 202-069          08/01/67            08/01/2004
  INCREASES SALES
AT THE HEAD OF ITS CLASS,                                                            08/01/68            08/01/2005
  SEVEN-UP, THE UNCOLA
ATHLETE GOLD                                                     PA 416-894          03/09/89            03/09/2017
BACK-TO-SCHOOL MEANS BIGGER                                      KK 189-841          09/01/65            09/01/2004
  TOTAL SALES:  SCHOOL DAYS
  ARE SEVEN-UP SALES ACTION DAYS
BASEBALL                                                         PA 407-305          03/09/89            03/09/2017
BASKETBALL                                                       PA 331-601          07/13/87            07/13/2015
BASKETBALL                                                       PA 523-980          01/27/92            01/27/2020
BE A SANTA...TO EVERY ACCOUNT                                     KK 184-582          12/01/64            12/01/2001
  ON YOUR ROUTE
BIG TASTE AND NEW, DRINK                                         KK 189-133          05/16/65            05/16/2002
  SEVEN-UP WITH BLUE BURGER
BIG TASTE AND NEW, DRINK                                         KK 187-151          03/26/65            03/26/2002
  SEVEN-UP WITH BLUE BURGER
BITE INTO STOREWIDE SALES                                        KK 179-127          03/02/64            03/02/2001
  WITH SEVEN-UP WITH FESTIVE FOODS
BROWN BAG                                                        PA 331-617          07/10/87            07/10/2015
BUILD STRONGER SALES MUSCLE;                                     KK 181-178          05/01/64            05/01/2001
  VENDOR SALES ARE IMPULSE SALES
CASANOVA PENDRILL                                                PA 434-180          10/13/89            10/13/2017
CASE THE PLACE FOR BIGGER                                        KK 201-344          07/03/67            07/03/2004
  SEVEN-UP SALES



                                                                                     REG.                EXP.
TITLE                                                            REGISTRATION NO.    DATE                DATE

CHEERS, THE MORE SEVEN-UP                                        KK 198-139          12/01/66            12/01/2003
 THE MERRIER
CHOOSE YOUR PICNIC                                               KK 195-081          05/31/66            05/31/2003
 PARTNERS, IT'S OPEN SEASON
 FOR SEVEN-UP AND OUTDOOR
 EATING
CHOOSE YOUR PICNIC                                               KK 189-135          06/02/65            06/02/2004
 PARTNERS, SEVEN-UP AND
 PICNIC BASKET FOODS
CHRISTMAS                                                        PA 407-306          03/09/89            03/09/2017
COUNT THE UN-WORDS, WIN                                          KK 210-081          01/29/69            01/29/2005
 UN-OF-A-KIND PRIZES
COUNTDOWN TO CHRISTMAS                                           PA 331-631          07/13/87            07/13/2015
COUNTDOWN TO CHRISTMAS                                           VA 288-571          12/22/87            12/22/2015
 CALENDAR
DANCE                                                            PA 407-310          03/09/89            03/09/2017
DIG THOSE HIDDEN ACCOUNTS                                        KK 194-307          05/02/66            05/02/2003
DINER                                                            PA 331-615          07/10/87            07/10/2015
DON'T FORGET THE FORGOTTEN                                       KK 198-851          02/13/67            02/13/2004
 HOLIDAYS, CELEBRATE WITH
 SEVEN-UP, WET AND WILD
DON'T FORGET THE FORGOTTEN                                       KK 198-768          11/01/66            11/01/2003
 HOLIDAYS! CALENDAR
DRINK SEVEN-UP FESTIVE                                           KK 185-959          01/26/65            01/26/2002
 SANDWICHES
EARLY TO BED, EARLY TO RISE,                                     KK 203-605          11/01/67            11/01/2004
 EARLY TO SELL EVERY SEVEN-UP
 SIZE
EXTRA FACINGS MEAN BIGGER                                        KK 190-754          10/01/65            10/01/2002
 SEVEN-UP SALES
FACTORY LOVE                                                     PA 407-309          03/09/89            03/09/2017
FIRST DIET DRINK THAT                                            KK 180-936          04/07/64            04/07/2001
 REALLY QUENCHES; LIKE
FLAVOR COMES ON BIG, DRINK                                       KK 189-134          05/13/65            05/13/2002
 SEVEN-UP WITH A COUNTRY BOY
FOOTBALL                                                         PA 523-976          01/27/92            01/27/2020
FOR FLAVOR EXTRA, DRINK                                          KK 189-132          06/15/65            06/15/2002
  SEVEN-UP WITH A
  BACON-EGGER
FOR REAL SALES ACTION, USE                                       KK 189-149          07/01/65            07/01/2002
 THE BIG C AND THE BIG THREE
FORTY-NINE WET AND WILD                                          KK 199-174          02/01/67            02/01/2004
 SELLING OPPORTUNITIES
FRESH UP FREDDY SAYS:                                            KK 141-799          03/24/65            03/24/2002
 RIGHT NOW, YOU'RE PROBABLY
 ASKING YOURSELF, WHAT DOES
 A BRONCO BUSTER DRINK TO
 QUENCH HIS THIRST?
GALLERY                                                          PA 416-878          03/09/89            03/09/2017
GET A HOLIDAY HEAD-START                                         KK 191-017          11/01/65            11/01/2002
 WITH ADVANCE COMMITMENTS
 NOW
GET AN EDGE ON COMPETITION,                                      KK 205-041          02/01/68            02/01/2005
 MORE SEVEN-UP AND LIKE
 SALES
GET REAL ACTION, SEVEN-UP                                        KK 185-300          11/03/64            11/03/2001
 YOUR THIRST AWAY



                                                                                     REG.                EXP.
TITLE                                                            REGISTRATION NO.    DATE                DATE

GET REAL ACTION, SEVEN-UP                                        KK 179-392          03/24/64            03/24/2001
 YOUR THIRST AWAY
GET REAL ACTION, SEVEN-UP                                        KK 181-407          06/25/64            06/25/2001
 YOUR THIRST AWAY; ANY
 THIRST YOU CAN GET,
 SEVEN-UP CAN QUENCH
GET REAL ACTION, SEVEN-UP                                        KK 181-315          04/29/64            04/29/2001
 YOUR THIRST AWAY; ANY
 THIRST YOU CAN GET,
 SEVEN-UP CAN QUENCH
GET REAL ACTION,                                                 KK 181-411          06/16/64            06/16/2001
 SEVEN-UP YOUR THIRST AWAY
GET REAL SALES ACTION,                                           KK 178-246          01/02/64            01/02/2001
 SEVEN-UP YOUR COMPETITION
 AWAY
GIRLFRIEND/BIKE                                                  PA 331-621          07/10/87            07/10/2015
GIVE'EM THE INSIDE                                               KK 195-935          08/01/66            08/01/2003
  INFORMATION
GO AHEAD WITH PICNIC PARTNERS                                    KK 194-842          06/01/66            06/01/2003
GOOD RESOLUTION FOR 1965, DRINK                                  KK 199-275          12/25/64            12/25/2001
 SEVEN-UP ON ALL RED-LETTER DAYS
GRADUATION                                                       PA 407-288          03/09/89            03/09/2017
GREAT IDEA TO STRETCH FEBRUARY                                   KK 185-516          02/01/65            02/01/2002
 SALES
GUARD                                                            PA 331-616          07/10/87            07/10/2015
GUARDIAN OF SEVEN-UP TOTAL                                       KK 205-235          05/01/68            05/01/2005
 AVAILABILITY
HAVE A WET AND WILD; KING SIZE                                   KK 203-876          11/08/67            11/08/2004
 SEVEN-UP
HIGH UP HOLIDAY SALES                                            KK 191-510          12/01/65            12/01/2002
HOT PURSUIT                                                      PA 331-618          07/10/87            07/10/2015
HOW TO MAKE A TOM OF A COLLINS                                   KK 200-910          05/20/67            05/20/2004
HOW TO MIX AND BE POPULAR,                                       KK 199-277          03/20/67            03/20/2004
 START WITH SEVEN-UP
HOW TO MUCK A MULE, WET AND WILD                                 KK 201-793          08/01/67            08/01/2004
 SEVEN-UP
HOWDY COLA RADIO ONE AND FOUR                                    EU 946-822          07/07/66            07/07/2003
ICICLE                                                           PA 523-981          01/27/92            01/27/2020
I'LL BE SEEING YOU IN HAWAII                                     KK 200-476          03/01/67            03/01/2004
 WHEN YOU WIN THE SEVEN-UP
 WET AND WILD SWEEPSTAKES
IT'S A BLAST. FEBRUARY SALES;                                    KK 192-812          02/01/66            02/01/2003
 SEVEN-UP WITH FESTIVE SNACKS
IT'S RAINING CLEAN                                               SR  83-392          07/13/87            07/13/2015
IT'S THE CHRISTMAS THING TO DO,                                  KK 185-299          12/01/64            12/01/2001
 SEVEN-UP YOUR PARTY
IT'S TIME FOR PARTIES BY THE DOZEN                               KK 147-689          12/03/69            12/03/2006
KEEP PICNIC PARTNERS WORKING                                     KK 189-408          08/01/55            08/01/2002
 FOR YOU
LET IT RAIN                                                      SR  85-387          07/13/87            07/13/2015
LET'S EAT LIVELY, DRINK                                          KK 189-657          08/14/65            08/14/2002
 SEVEN-UP WITH BAR-B-CHICKEN



                                                                                     REG.                EXP.
TITLE                                                            REGISTRATION NO.    DATE                DATE

LET'S EAT, LIVELY, DRINK                                         KK 191-224          10/21/65            10/21/2002
 SEVEN-UP WITH BAR-B-CHICKEN
MAGIC CHRISTMAS                                                  PA 331-602          07/13/87            07/13/2015
MAN                                                              PA 331-600          07/13/87            07/13/2015
MANY HAPPY NO RETURNS; LIKE                                      KK 195-082          06/09/66            06/09/2003
MAROONED                                                         PA 523-982          01/27/92            01/27/2020
MDA CAMP                                                         PA 331-619          07/10/87            07/10/2015
MEASURE UP AND '67                                               KK 198-691          01/02/76            01/02/2013
MEET AND BEAT COMPETITION BY                                      KK 185-113          01/04/65            01/04/2002
 DOING WHAT COMES NATURALLY
MERCHANDISING SEVEN-UP                                            A 694-659          04/17/64            04/17/2001
MIX'EM MATCH'EM FESTIVE SNACKS                                   KK 193-211          02/22/66            02/22/2003
 WITH SEVEN-UP
MYSTERY WOMAN REV                                                PA 407-304          03/09/89            03/09/2017
NO ROCK-STAR                                                     PA 421-009          07/24/89            07/24/2017
NEW LOOK, NEW TASTE, DRINK                                       KK 193-222          09/21/65            09/21/2002
 SEVEN-UP WITH A FANCY DAN HASH
NEW THEME, NEW MAGAZINE AD...WET                                 KK 192-617          01/03/66            01/03/2003
 WILD AND THEN SOME
NOVEMBER EARLY BIRDS FLY HIGH IN                                 KK 198-924          11/01/66            11/01/2003
 DECEMBER!
NOW THAT THE HOLIDAYS ARE OVER,                                  KK 185-961          01/11/65            01/11/2002
 WHAT HAVE YOU GOT TO LOOSE? LIKE
OIL CHANGE                                                       PA 565-937          05/14/92            05/14/2020
OUTDOOR CONCERT                                                  PA 331-603          07/13/87            07/13/2015
OUTSIDE FUN, SPARK INSIDE SALES                                  KK 180-004          04/01/64            04/01/2001
PARENTS                                                          PA 331-620          07/10/87            07/10/2015
PENDULUM                                                         PA 407-308          03/09/89            03/09/2017
PLACING SEVEN-UP INSIDE                                           A 694-658          03/06/64            03/06/2001
 ADVERTISING
PLACING SEVEN-UP OUTSIDE                                          A 694-657          01/29/64            01/29/2001
 ADVERTISING
PLAY NOW FOR SEVEN-UP SALES                                      KK 204-536          01/02/68            01/02/2005
 ACTION '68
POT SHOTS                                                        PA 421-010          07/24/89            07/24/2017
POUR AFTER POUR                                                  PA 523-978          01/27/92            01/27/2020
POURING BOTTLE                                                   KK 210-736          04/01/69            04/01/2006
PUT ASSISTANT SALES MAKERS                                       KK 200-303          04/01/67            04/01/2004
 OUTSIDE EVERY SEVEN-UP OUTLET
RAIN ON ME                                                       SR  85-385          07/13/87            07/13/2015
REFRESHCAME                                                      SR 111-009          10/13/87            10/13/2015
SALES FLY HIGH WITH PICNIC                                       KK 189-013          05/01/65            05/01/2002
 PARTNERS
SAXOPHONE                                                        PA 523-979          01/27/92            01/27/2020
SELL THE BENEFITS OF SEVEN-UP                                    KK 193-926          04/04/66            04/04/2003
SELLING SEVEN-UP TO THE                                           A 903-216          02/01/67            02/01/2004
 NEGRO MARKET
SELLING WITH SAMPLING                                             A 694-660          04/17/64            04/17/2001



                                                                                     REG.                EXP.
TITLE                                                            REGISTRATION NO.    DATE                DATE

SET 'EM OFF NOW, FOR SUMMER-LONG                                 KK 381-968          07/01/64            07/01/2001
 SALES ACTION
SEVEN-UP BREAK                                                   SR  85-385          07/13/87            07/13/2015
SEVEN-UP BREAK/PROMO                                             SR  85-384          07/13/87            07/13/2015
- -'SEVEN-UP COMMERCIAL; UNCOLA SONG                               EU  38-732          02/21/68            02/21/2005
SEVEN-UP GOES WHERE THE                                          KK 200-304          05/01/67            05/01/2004
 CUSTOMERS ARE, WITH VENDORS
 AND COOLERS
SEVEN-UP HAS A DIE DRINK                                         KK 185-730          11/17/64            11/17/2001
 NAMED "LIKE
SEVEN-UP HAS A DIE DRINK                                         KK 185-298          11/05/64            11/05/2001
 NAMED LIKE
SEVEN-UP IN CANS                                                 KK 210-738          04/01/69            04/01/2006
SEVEN-UP IS THE MAN'S MIXER                                      KK 197-149          03/25/65            03/25/2002
SEVEN-UP IS THE MAN'S MIXER                                      KK 192-939          01/25/66            01/25/2003
SEVEN-UP IS THE MAN'S MIXER;                                     KK 189-131          05/25/65            05/25/2002
 FOR FLAVOR, THE BEST FRIEND
 A GIN COLLINS EVER HAD
SEVEN-UP IS THE MAN'S MIXER;                                     KK 191-225          10/20/65            10/20/2002
  IT GUARANTEES ALL YOUR
 HOLIDAY HIGH BALLS TO BE
 HEARTY ONES
SEVEN-UP IS THE MAN'S MIXER;                                     KK 190-065          08/20/65            08/20/2002
 IT NEVER SMOTHERS THAT GOOD
 WHISKEY FLAVOR
SEVEN-UP IS THE MAN'S MIXER;                                     KK 189-655          07/25/65            07/25/2002
 LINE UP WITH THE COOL MULE,
SEVEN-UP AND SMIRNOFF
SEVEN-UP MAKES HAPPENINGS HAPPEN!                                KK 242-432          09/01/67            09/01/2004
SEVEN-UP PRODUCTION MANUAL                                        A 280-969          05/27/71            05/27/2008
SEVEN-UP, THE MAN'S MIXER;                                       KK 185-297          12/17/64            12/17/2001
 FOR THOSE WHO ENJOY THE
 TASTE OF GOOD WHISKEY
SEVEN-UP, THE MAN'S MIXER;                                       KK 196-007          07/20/66            07/20/2003
 FORGET THAT NONSENSE ABOUT
 JUMPING OVER THE NET
SEVEN-UP, THE MAN'S MIXER;                                       KK 196-827          09/18/66            09/18/2003
 GOOD DOG
SEVEN-UP, THE MAN'S MIXER;                                       KK 194-081          04/01/66            04/01/2003
 PLUCK DOWN THE SHOOT AND
 SHOOT THE BREEZE WITH A
 COUPLE OF GOOD FRIENDS,
 SEVEN-UP AND SEAGRAM'S
SEVEN-UP, THE MAN'S MIXER;                                       KK 194-900          05/24/66            05/24/2003
 WHY YOU TOTALED YOUR CAR
SEVEN-UP, THE UNCOLA                                             KK 203-314          11/20/67            11/20/2004
SEVEN-UP, WHERE THERE'S ACTION                                 KK 185-958          02/23/65            02/23/2002
SEVEN-UP, WHERE THERE'S ACTION                                   KK 191-226          10/25/65            10/25/2002
SEVEN-UP, WHERE THERE'S ACTION                                   KK 387-152          03/18/65            03/18/2002



                                                                                     REG.                EXP.
TITLE                                                            REGISTRATION NO.    DATE                DATE

SEVEN-UP, WHERE THERE'S ACTION                                   KK 187-150          03/25/65            03/25/2002
SEVEN-UP, WHERE THERE'S ACTION                                   KK 186-949          02/02/65            02/02/2002
SEVEN-UP, WHERE THERE'S ACTION                                   KK 190-066          08/25/65            08/25/2002
SEVEN-UP, WHERE THERE'S ACTION                                   KK 191-223          09/25/65            09/25/2002
SEVEN-UP, WHERE THERE'S ACTION,                                  KK 189-655          07/25/65            07/25/2002
SEVEN-UP IS A REAL NATURAL FOR
 THE ACTION CROWD
SEVEN-UP, WHERE THERE'S ACTION,                                  KK 189-654          06/29/65            06/29/2002
SEVEN-UP IS A REAL NATURAL FOR
 THE ACTION CROWD
SEVEN-UP, WHERE THERE'S ACTION,                                  KK 189-653          07/16/65            07/16/2002
SEVEN-UP TIME IS ANYTIME YOU SAY
SEVEN-UP YOUR HOLIDAY PARTY                                      KK 191-861          11/20/65            11/20/2002
SKIING                                                           PA 407-307          03/09/69            03/09/2017
SPIN AND WIN                                                     SR 112-033          10/06/89            10/06/2017
SPIN AND WIN                                                     TX2724-033          10/06/89            10/06/2017
SPOKESGNOME                                                      SR  83-694          07/13/87            07/13/2015
SPOT LIGHT SWITCH                                                PA 565-939          05/14/92            05/14/2020
SPOT SHAVE                                                       PA 565-938          05/14/92            05/14/2020
SPOT GRAPHICS GUIDELINES                                         TX2603-465          06/23/89            06/23/2017
SPREAD THE WORD, SEVEN-UP IS                                     KK 178-851          02/01/64            02/01/2001
 PROFIT MAKING ACTION FOR
 EVERY DEALER
STAKE YOUR CLAIMS NOW, WORK                                      KK 183-893          11/02/64            11/02/2001
 FOR ADVANCED COMMITMENTS ON
 SPECIAL HOLIDAY DISPLAYS
STATUE OF LIBERTY                                                KK 210-980          05/01/69            05/01/2006
STAY AS SLIM AS YOU LIKE;                                        KK 194-546          05/08/66            05/08/2003
DIET DRINK BY SEVEN-UP
STAY AS SLIM AS YOU LIKE                                         KK 194-017          03/20/66            03/20/2003
STAY AS SLIM AS YOU LIKE                                         KK 194-795          04/17/66            04/17/2003
STAY AS SLIM AS YOU LIKE                                         KK 196-307          07/24/66            07/24/2003
STAY AS SLIM AS YOU LIKE;                                        KK 195-598          06/12/66            06/12/2003
 LEMON-LIME DIET DRINK BY
 SEVEN-UP
STAY AS SLIM AS YOU LIKE;                                        KK 196-005          06/26/66            06/26/2003
 LEMON-LIME DIET DRINK BY
 SEVEN-UP
STAY AS SLIM AS YOU LIKE                                         KK 192-940          01/30/66            01/30/2003
STAY AS SLIM AS YOU LIKE                                         KK 192-959          01/27/66            01/27/2003
STAY AS SLIM AS YOU LIKE,                                        KK 193-214          02/27/65            02/27/2002
 YOU CAN COUNT THE CALORIES
  IN LIKE
STORE                                                            PA 407-314          03/09/89            03/09/2017
SUMMER FUN                                                       PA 407-313          03/09/89            03/09/2017
SUMMERTIME SPECTACULAR,                                          KK 195-407          07/01/66            07/01/2003
 SEVEN-UP FLOAT
TEACHERS' LOUNGE                                                 PA 407-312          03/09/89            03/09/2017
THE BUTTERFLY                                                    KK 210-388          03/01/69            03/01/2006



                                                                                     REG.                EXP.
TITLE                                                            REGISTRATION NO.    DATE                DATE

THE DARING NEW LOOK; LIKE                                        KK 200-728          04/24/67            04/24/2004
THE GREAT LIKE PEARL COLLECTION                                  KK 198-852          02/20/67            02/20/2004
GOES ON SALE
THE HAND OFF                                                     PA 421-236          07/24/89            07/24/2017
THE HAND OFF/ABC VERSION                                         PA 421-178          07/24/89            07/24/2017
THE MAN FROM UNCOLA                                              KK 209-130          11/25/65            11/25/2002
THE MOBILE MARKET FOR BIGGER                                     KK 207-019          07/01/68            07/01/2005
 SEVEN-UP SALES
THE MORE SALES, SEVEN-UP AND                                     KK 203-995          12/01/67            12/01/2004
 LIKE, THE MERRIER
THE MORE THE MERRIER, SEVEN-UP                                   KK 204-457          11/18/67            11/18/2004
 MAKES GREAT CASE FOR A PARTY
THE MORE SEVEN-UP THE MERRIER                                    KK 191-862          11/30/65            11/30/2004
THE MORE SEVEN-UP THE MERRIER                                    KK 197-819          11/18/66            11/18/2003
THE NEXT SIP                                                     PA 523-975          01/27/92            01/27/2019
THE UNCOLA                                                       KK 205-925          03/17/68            03/17/2005
THE UNCOLA                                                       KK 207-492          08/01/68            08/01/2005
THE UNCOLA                                                       KK 207-493          07/01/68            07/01/2005
THE UNCOLA, SEVEN-UP                                             KK 207-365          03/20/68            03/20/2005
THE UNCOLA SONG                                                  EU  38-732          02/21/68            02/21/2005
THE UNCOLA; THE UN AND ONLY                                      KK 205-927          04/01/68            04/01/2005
THE UNCOLA; UN FOR THE ROAD                                      KK 205-128          02/20/68            02/20/2005
THE UNCOLA; WE'RE # UN                                           KK 205-683          03/25/68            03/25/2005
THE YOUTH MARKET, SICK'EM                                        KK 196-362          09/01/66            09/01/2003
THERE'S GOLD IN COLD DRINK SALES                                 KK 187-288          04/01/65            04/01/2002
THERE'S NO COLA LIKE THE UNCOLA                                  KK 205-929          04/07/68            04/07/2005
THERMOMETER                                                      PA 523-977          01/27/92            01/27/2020
THRU SATURDAY ONLY, SAVE EIGHT                                   KK 187-153          03/18/65            03/18/2002
 CENTS ON A CARTON OF NEW LEMON-
 LIME DIET DRINK MADE BY SEVEN-UP
TRUCKER                                                          PA 523-983          01/27/92            01/27/2020
TUNE IN, TURN ON, YOUR SELLING                                   KK  05-921          03/01/68            03/01/2005
 EFFORTS IN 1968 WITH SEVEN-UP
 THE UN AND ONLY
TURN ON THE GOOD TASTE, DRINK                                    KK 185-957          02/18/65            02/18/2002
 SEVEN-UP WITH FRANK FRITTERS
TURN ON THE GOOD TASTE, DRINK                                    KK 185-960          02/16/65            02/16/2002
 SEVEN-UP WITH FRANK FRITTERS
TWENTY-ONE MORE FORGOTTEN HOLIDAYS                               KK 199-421          03/01/67            03/01/2004
 IN MARCH
TWO BOTTLES FREE                                                 KK 193-097          02/15/66            02/15/2003
UN AND UN IS TOO                                                 KK 210-386          03/01/69            03/01/2006
UN IN THE SUN                                                    KK 210-387          03/01/69            03/01/2006
UNLIMITED BIG SALE OFFER; BUY                                    KK 188-260          04/08/65            04/08/2002
 ONE, BUY ONE HUNDRED, SAVE
 TEN CENTS ON EVERY CARTON
USE THESE FACTS TO GET A BIGGER                                  KK 187-312          03/01/65            03/01/2002
 SEVEN-UP SALES
VISIT UN-DERLAND                                                 KK 210-737          04/01/69            04/01/2006



                                                                                     REG.                EXP.
TITLE                                                            REGISTRATION NO.    DATE                DATE

WAKE 'EM UP TO THE FACT, PROFIT,                                 KK 197-228          10/03/66            10/03/2003
 TURNOVER, DOLLARS
WATER'S FINE FOR FISHING, BUT A                                  KK 154-104          09/02/67            09/02/2004
 HIGHBALL NEEDS MELLOWING
 SEVEN-UP
WELCOME ABOARD FOR PROFIT MAKING                                 KK 200-912          06/05/67            06/05/2004
 ADVENTURE
WEDDING                                                          PA 523-984          01/27/92            01/27/2020
WET AND WILD                                                     EU 961-356          10/12/66            10/12/2003
WET AND WILD                                                     KK 193-379          03/08/66            03/08/2003
WET AND WILD, BIG, WET, DRAGGED                                  KK 200-727          05/08/67            05/08/2004
 FRESH AND CRACKLING OUT OF THE
 ICE
WET AND WILD, BRACING, CRISP,                                    KK 196-308          08/09/66            08/09/2003
 UNFORGETTABLE
WE AND WILD, BREAK CLEAN TO                                      KK 193-878          03/22/66            03/22/2003
 SEVEN-UP
WET AND WILD; CHILLING,                                          KK 196-597          06/17/66            06/17/2003
 THRILLING SEVEN-UP
WET AND WILD, CLEAR, CLEAN,                                      KK 194-553          04/19/66            04/19/2003
 FRESH, BRIGHT
WET AND WILD; CRISP AND CRACKLING,                               KK 196-004          06/23/66            06/23/2003
 THAT'S SEVEN-UP
WET AND WILD, GO AHEAD, LACE                                     KK 193-213          01/25/66            01/25/2003
 INTO A SEVEN-UP, FULL GLASS
WET AND WILD, HERE IT COMES,                                     KK 199-849          02/28/67            02/28/2004
 BOLD, BRACING, SOAKING COLD,
 SEVEN-UP
WET AND WILD, HOWL'S THIS FOR                                    KK 201-795          07/31/67            07/31/2004
 FOR OPENERS, SEVEN-UP
WET AND WILD, ICY, BRACING,                                      KK 193-212          02/08/66            02/08/2003
 CRISP SEVEN-UP
WET AND WILD, PULL THE CAP,                                      KK 198-853          02/08/67            02/08/2004
 BITE OFF A SWALLOW OF SEVEN-UP
WET AND WILD, RAISE IT HIGH,                                     KK 200-726          05/22/66            05/22/2003
 LIFT THE BRIGHT, CRACKLING TASTE
 OF SEVEN-UP SO EVERYONE CAN SEE
WET AND WILD; TAKE A SHIVERY                                     KK 195-596          06/28/66            06/28/2003
 PLUNGE INTO A SEVEN-UP!
WET AND WILD THE MOMENT OF TRUTH                                 KK 201-930          06/26/67            06/26/2004
WET AND WILD, THE RUGGED                                         KK 203-929          07/17/67            07/17/2004
 INDIVIDUALIST, BOLD, COLD
WET AND WILD, THE WAVE OF THE                                    KK 202-788          08/14/67            08/14/2004
 FUTURE
WET AND WILD, THIS IS THE TASTE                                  KK 192-379          12/28/65            12/28/2002
 THAT CUTS THROUGH
WET AND WILD, TIP SEVEN-UP                                       KK 200-911          04/24/67            04/24/2004
 RIGHT DOWN



                                                                                     REG.                 EXP.
TITLE                                                            REGISTRATION NO.    DATE                DATE

WET AND WILD, YOU'VE NEVER SEEN                                  KK 201-794          03/13/67            03/13/2004
ANYTHING LIKE THE TASTE OF
 SEVEN-UP
WET AHD WILD. WHAT IS SEVEN-UP?                                  KK 194-794          03/03/66            03/03/2003
WET IS BECAUSE YOU'RE THIRSTY,                                   KK 203-874          11/13/67            11/13/2004
 WILD IS BECAUSE YOU'RE YOU
WHAT GOES IN HERE, MUST COME                                     KK 207-018          06/03/68            06/03/2005
 OUT HERE
WHAT IS SEVEN-UP?                                                KK 193-348          03/01/66            03/01/2003
WHAT'S AHEAD FOR LIKE?                                           KK 195-599          07/05/66            07/05/2003
WHAT'S IN SEVEN-UP PROMOTION?                                    KK 202-902          10/02/67            10/02/2004
WHEN HE PUT 'UM TOGETHER, WILL                                   KK 182-436          08/03/64            08/03/2001
 HE HAVE A PICTURE OF YOU?
WHEN THE COWS COME HOME, QUITO                                   KK 195-079          06/01/66            06/01/2003
WIN THE WET AND WILD SWEEPSTAKES                                 KK 200-913          05/30/67            05/30/2004
WINNER IN EVERY STRAW VOTE                                       KK 181-316          06/02/64            06/02/2001
WORLD'S FAIR PREVIEW OF SEVEN-UP                                 KK 179-393          02/25/64            02/25/2001
 WITH FESTIVE FOODS
YOU CAN'T HAVE THE WET WITHOUT                                   KK 202-786          10/04/67            10/04/2004
 THE WILD


The following periodicals entitled "SELLING, ADVERTISING, MERCHANDISING WITH SEVEN-UP SAM, THE SEVEN-UP SALES MAKER" were registered as follows:


Vol./Iss.                          Reg. No.       Reg. Date      Exp. Date
- ---------                          --------       ---------      ---------

 9, 11                             B 149-868      11/02/64       11/02/2001
 9, 12                             B 155-755      12/01/64       12/01/2001
10,  1                             B 159-382      01/04/65       01/04/2002
10,  2                             B 165-098      02/01/65       02/01/2002
10,  3                             B 173-432      03/01/65       03/01/2002
10,  4                             B 181-282      04/01/65       04/01/2002
10,  5                             B 186-411      05/01/65       05/01/2002
10,  6                             B 198-542      06/01/65       06/01/2002
10,  7                             B 199-395      07/01/65       07/01/2002
10,  8                             B 207-574      08/02/65       08/02/2002
10,  9                             B 213-280      09/01/65       09/01/2002

Vol./Iss.                          Reg. No.       Reg. Date      Exp. Date
- ---------                          --------       ---------      ---------

10, 10                             B 218-839      10/05/65       10/05/2002
10. 11                             B 228-488      11/01/65       11/01/2002
10, 12                             B 234-295      12/01/65       12/01/2002
11, 2                              B 253-691      02/01/66       02/01/2003
11, 3                              B 252-212      03/01/66       03/01/2003
11, 4                              B 259-973      04/01/66       04/01/2003

                                       12


Vol./Iss                           Reg. No.       Reg. Data      Exp. Date
- --------                           --------       ---------      ---------

11,  5                             B 267-993      05/01/66       05/01/2003
11,  6                             B 274-123      06/01/66       06/01/2003
11,  7                             B 280-632      07/01/66       07/01/2003
11,  8                             B 291-415      08/01/66       08/01/2003
11,  9                             B 302-527      09/01/66       09/01/2003
11, 10                             B 299-741      10/03/66       10/03/2003
11. 11                             B 307-748      11/01/66       11/01/2003
11, 12                             B 312-942      12/01/66       12/01/2003
12,  1                             B 321-599      01/01/67       01/01/2004
12,  2                             B 326-088      02/01/67       02/01/2004
12,  3                             B 333-740      03/01/67       03/01/2004
12,  4                             B 342-039      04/01/67       04/01/2004
12,  5                             B 342-038      05/01/67       05/01/2004
12,  6                             B 351-164      06/01/67       06/01/2004
12,  7                             B 357-418      07/03/67       07/03/2004
12,  8                             B 365-877      08/01/67       08/01/2004
12,  9                             B 370-473      09/01/67       09/01/2004
12, 10                             B 378-971      10/02/67       10/02/2004
12, 11                             B 385-492      11/01/67       11/01/2004
12, 12                             B 390-162      12/01/67       12/01/2004

The following periodicals entitled "SEVEN-UP SAM (a continuation of SELLING, ADVERTISING AND MERCHANDISING WITH SEVEN-UP SAM) were registered as follows:


Vol./Iss.                          Reg. No.       Reg. Date      Exp. Date
- --------                           --------       ---------      ---------


13,  1                             B 401-405      01/02/68       01/02/2005
13,  2                             B 405-384      02/01/68       02/01/2005
13,  3                             B 421-838      03/01/68       03/01/2005
13,  4                             B 421-837      03/01/68       03/01/2005
13,  5                             B 436-235      06/01/68       06/01/2005
13,  6                             B 438-309      06/01/58       06/01/2005
13,  7                             B 438-308      07/01/68       06/01/2005
13,  8                             B 445-785      08/01/68       08/01/2005
13,  9                             B 455-712      09/03/68       09/03/2005
13, 10                             B 461-893      10/01/68       10/01/2005
13, 11                             B 468-096      11/01/68       11/01/2005

                                       13

The following periodicals entitled "THE SEVEN-UP SALES MARKER'S IDEABOOK" were registered as follows:



Vol./Iss.                          Reg. No.       Reg. Date      Exp. Date
- --------                           --------       ---------      ---------

14,  2                             B 487-085      02/03/69       02/03/2006
14,  3                             B 490-492      03/03/69       03/03/2006
14,  4                             B 547-671      04/01/69       04/01/2006
14,  5                             B 547-672      05/01/69       05/01/2006

The above periodical was continued under the title "THE SEVEN-UP SALES MAKER'S IDEABOOK FROM SEVEN-UP SAM" and registered as follows:


Vol./Iss.                          Reg No.        Reg. Date      Exp. Date
- --------                           --------       ---------      ---------

14,  6                             B 536-053      06/02/69       06/02/2006
14,  7                             B 536-054      07/01/69       07/01/2006
14,  8                             B 536-055      08/01/69       08/01/2006
14,  9                             B 536-634      09/02/69       09/02/2006
14, 10                             B 546-755      10/01/69       10/01/2006
14, 11                             B 546-757      11/03/69       11/03/2006
14, 12                             B 553-313      12/01/69       12/01/2006
15,  1                             B 563-312      01/01/70       01/01/2007
15,  3                             B 571-263      03/01/70       03/01/2007
15,  4                             B 578-097      04/01/70       04/01/2007

The title to the above periodical was changed to "SALES MAKER'S IDEABOOK" and registered as follows:


Vol./Iss.                          Reg. No        Reg. Date      Exp. Date
- --------                           --------       ---------      ---------

15,  5                             B 586-280      05/01/70       05/01/2007
15,  6                             B 597-101      06/01/70       06/01/2007
15,  7                             B 602-597      07/01/70       07/01/2007
15,  8                             B 608-580      08/03/70       08/03/2007
15,  9                             B 614-759      09/01/70       09/01/2007
15, 10                             B 625-808      10/01/70       10/01/2007
15, 11                             B 628-008      11/02/70       11/02/2007
15, 12                             B 638-920      12/01/70       12/01/2007
16,  1                             B 641-579      01/04/71       01/04/2008
16,  2                             B 648-653      02/01/71       02/01/2008
16,  3                             B 656-148      03/01/71       03/01/2008
16,  4                             B 662-508      04/01/71       04/01/2008
16,  5                             B 668-560      05/03/71       05/03/2008
16,  6                             B 677-179      06/01/71       06/01/2008
16,  7                             B 682-408      07/01/71       07/01/2008
16,  8                             B 691-330      08/02/71       08/02/2008
16,  9                             B 701-676      09/01/71       09/01/2008
16, 10                             B 704-512      10/01/71       10/01/2008

The periodical entitled "THE SEVEN-UP LEADER" was registered as follows:


Vol./Iss.                          Reg. No.       Reg. Date      Exp. Date
- --------                           --------       ---------      ---------

10,  1                             B 492-009      02/01/69       02/01/2006
10,  2                             B 500-534      04/14/69       04/16/2006
10,  4                             B 528-527      08/18/69       08/18/2006
10,  5                             B 548-149      10/14/69       10/14/2006
10,  6                             B 563-298      12/15/69       12/15/2006
11,  1                             B 570-835      02/24/70       02/24/2007
11,  2                             B 578-030      04/01/70       04/01/2007
11,  3                             B 597-100      06/01/70       05/01/2007
11,  4                             B 614-758      08/01/70       08/01/2007
11,  5                             B 626-855      10/01/70       10/01/2007
11,  6                             B 638-926      12/01/70       12/01/2007
12,  1                             B 657-116      01/04/71       01/04/2008
12,  2                             B 667-776      03/01/71       03/01/2008
12,  3                             B 687-094      05/03/71       05/03/2008
12,  4                             B 698-948      07/01/71       07/01/2008




                                       15